                                                                    Exhibit 99.1

                               MAXTOR CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except share and per share amounts)
                                   (Unaudited)

                                                                 Three months ended                    Twelve months ended
                                                                 ------------------                    -------------------
                                                           December 27,       December 28,        December 27,        December 28,
                                                               2003               2002                2003                2002
                                                               ----               ----                ----                ----
Net revenues                                             $   1,171,120       $   1,038,348       $   4,086,443       $   3,779,514

Cost of revenues                                               973,950             871,618           3,385,755           3,382,099
                                                         -------------       -------------       -------------       -------------
Gross profit                                                   197,170             166,730             700,688             397,415

Operating expenses:
  Research and development                                      94,999              99,809             354,050             401,014
  Selling, general and administrative                           34,918              37,062             131,692             148,486
  Amortization of intangible assets                             23,602              20,562              85,288              82,248
  Restructuring charge                                              --                  --                  --               9,495
                                                         -------------       -------------       -------------       -------------
     Total operating expenses                                  153,519             157,433             571,030             641,243
                                                         -------------       -------------       -------------       -------------

Income (loss) from continuing operations                        43,651               9,297             129,658            (243,828)

Interest expense                                                (7,891)             (6,704)            (30,604)            (26,945)
Interest and other income                                        1,407               1,704               5,390              10,053
Other gain (loss)                                                   20                 129                (843)              2,329
                                                         -------------       -------------       -------------       -------------
Income (loss) from continuing operations before
  income taxes                                                  37,187               4,426             103,601            (258,391)
Provision for income taxes                                         581                 842               3,504               2,175
                                                         -------------       -------------       -------------       -------------
Income (loss) from continuing operations                        36,606               3,584             100,097            (260,566)
Income (loss) from discontinued operations                       2,211                  --               2,211             (73,501)
                                                         -------------       -------------       -------------       -------------
Net income (loss)                                        $      38,817       $       3,584       $     102,308       $    (334,067)
                                                         =============       =============       =============       =============

Net income (loss) per share - basic
Continuing operations                                    $        0.15       $        0.01       $        0.41       $       (1.09)
Discontinued operations                                  $        0.01       $           -       $        0.01       $       (0.31)
                                                         -------------       -------------       -------------       -------------
Total                                                    $        0.16       $        0.01       $        0.42       $       (1.40)
                                                         =============       =============       =============       =============
Net income (loss) per share - diluted
Continuing operations                                    $        0.14       $        0.01       $        0.40       $       (1.09)
Discontinued operations                                  $        0.01       $           -       $        0.01       $       (0.31)
                                                         -------------       -------------       -------------       -------------
Total                                                    $        0.15       $        0.01       $        0.41       $       (1.40)
                                                         =============       =============       =============       =============
Shares used in per share calculation
     -basic                                                245,439,935         241,344,157         243,022,694         239,474,179
     -diluted                                              256,714,105         243,166,368         251,135,683         239,474,179

                               MAXTOR CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                   (Unaudited)

                                                                            December 27,     December 28,
                                                                                2003            2002
                                                                                ----            ----
ASSETS

Current assets:
     Cash and cash equivalents                                               $  530,816      $  306,444
     Restricted cash                                                             37,154          56,747
     Marketable securities                                                       44,543          87,507
     Restricted marketable securities                                            42,337              --
     Accounts receivable, net                                                   578,907         363,664
     Inventories                                                                218,011         175,545
     Prepaid expenses and other                                                  38,301          33,438
                                                                             ----------      ----------
          Total current assets                                                1,490,069       1,023,345

Property, plant and equipment, net                                              342,679         364,842
Goodwill and other intangible assets, net                                       875,570         960,849
Other assets                                                                     13,908          11,798
                                                                             ----------      ----------
          Total assets                                                       $2,722,226      $2,360,834
                                                                             ==========      ==========
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Short-term borrowings, including current portion of long-term debt      $   77,037      $   41,042
     Accounts payable                                                           721,531         642,206
     Accrued and other liabilities                                              463,278         471,750
     Liabilities of discontinued operations                                       1,487          11,646
                                                                             ----------      ----------
          Total current liabilities                                           1,263,333       1,166,644

Deferred taxes                                                                  196,455         196,455
Long-term debt                                                                  355,809         206,343
Other liabilities                                                               186,485         199,071
                                                                             ----------      ----------
          Total liabilities                                                   2,002,082       1,768,513
Total stockholders' equity                                                      720,144         592,321
                                                                             ----------      ----------
          Total liabilities and stockholders' equity                         $2,722,226      $2,360,834
                                                                             ==========      ==========